SUPPLEMENT DATED NOVEMBER 18, 2013

TO THE PROSPECTUSES, DATED MAY 1, 2013, AS AMENDED

New York Life Variable Universal Life Accumulator

New York Life Survivorship Variable Universal Life Accumulator

New York Life Lifetime Wealth Variable Universal Life

NYLIAC Variable Universal Life 2000

and

NYLIAC Variable Universal Life Provider

Investing in

NYLIAC Variable Universal Life Separate Account-I

This supplement amends the May 1, 2013 prospectuses as amended, (the “Prospectuses”), for the above referenced New York Life variable universal life insurance policies. You should read this information carefully and retain this supplement for future reference together with the Prospectuses. This supplement is not valid unless it is read in conjunction with the Prospectuses. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to correct the Maximum/Guaranteed Maximum charges for the: (i) Monthly Deduction Waiver and Accidental Death Benefit riders (for New York Life Variable Universal Life Accumulator, New York Life Survivorship Variable Universal Life Accumulator, New York Life Lifetime Wealth Variable Universal Life and NYLIAC Variable Universal Life 2000); and (ii) Monthly Deduction Waiver rider (for NYLIAC Variable Universal Life Provider).

Keeping this purpose in mind, please note the following:

The Maximum/Guaranteed Maximum charges listed in the Table of Fees and Expenses—Periodic Charges Other than Funds’ Operating Expenses for the Monthly Deduction Waiver and/or Accidental Death Benefit riders are hereby deleted and replaced with the following:

Monthly Deduction Waiver Rider:        Maximum/Guaranteed Maximum: 231% of monthly charges

Accidental Death Benefit Rider:           Maximum/Guaranteed Maximum: $0.45 per $1000 of Face Amount

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010